                                                                   EXHIBIT 10(m)




                CONSENT AND AMENDMENT TO PRIME HOSPITALITY CORP.
                           9.20% JUNIOR SECURED NOTES



         THIS CONSENT AND AMENDMENT, dated as of May 31, 1994 (the "Amendment"), among PRIME HOSPITALITY CORP., a Delaware corporation (the "Company"), PRIME NOTE COLLECTIONS COMPANY, INC. ("PNCC"), FR DELAWARE, INC. ("FR") and the holders of certain 9.20% Junior Secured Notes issued by the Company (the "Noteholders").

                                    PREAMBLE

         A. The Company is the issuer of certain 9.20% Junior Secured Notes (the "Note" or Notes"), originally issued on July 31, 1992 and which on the date hereof are held of record by the Noteholders listed as signatories to this Amendment.

         B. The Company is a party to a certain security agreement with United States Trust Company of New York (the "Agent"), as agent for the benefit of the Noteholders, dated as of July 31, 1992 (the "Security Agreement"), in which the Company grants a security interest in certain assets to secure payment of the Notes.

         C. PNCC is a party to a security agreement with the Agent, as agent for the benefit of the Noteholders, dated as of July 31, 1992 (the "PNCC Security Agreement"), in which PNCC grants a security interest in certain assets to secure payment of the Notes.

         D. FR is a party to a security agreement with the Agent, as agent for the benefit of the Noteholders, dated as of July 31, 1992 (the "FR Security Agreement"), in which FR grants a security interest in certain assets to secure payment of the Notes.

         E. The Company is a party to a certain collateral agency agreement with the Agent and the Noteholders or their predecessors (the "Collateral Agent"), which provides for the appointment of the Agent as Collateral Agent for the benefit of the Noteholders.

         F. The Company was the issuer of certain 8.20% Fixed Rate Senior Secured Notes and certain Adjustable Rate Senior Secured Notes, which have been paid in full.

         G. Section 6.1 of the Notes provides that the terms of all the Notes may be amended with the consent of the holders of fifty-one (51%) percent of the principal amount of the Notes then outstanding, provided that no amendment modifying the rate of interest or the maturity with respect to any individual Note will be effective without the written consent of the holder of that Note.

         H. The Company has requested the consent of the Noteholders to amend the Notes as follows:

                 (i) To change the designation of the Notes from the "9.20% Junior Secured Notes" to the "10% Senior Secured Notes";

                 (ii) To increase the stated rate of interest on the Notes, effective as of August 1, 1994, from 9.20% per annum to 10% per annum;

                 (iii) To change the final maturity date of the Notes from July 31, 2000 to July 31, 1999; and

                 (iv) To delete the restrictions contained in paragraph 4.5 of the Notes.


         NOW THEREFORE in consideration of the mutual promises exchanged and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

         1. The Notes henceforth are designated "Prime Hospitality Corp. 10% Senior Secured Notes." All references in the Security Agreement and in the Collateral Agency Agreement to "Prime Hospitality Corp. 9.20% Junior Secured Notes" will be understood to refer to the Notes as redesignated in this Amendment.

         2. The rate of interest on the Notes is amended so that, as of August 1, 1994 and henceforth, the Notes will bear interest at a rate of ten (10%) percent per annum.

         3. The final maturity date of the Notes is amended so that, subject to the mandatory prepayment of principal provided in Section 2.2 of the Notes or any provision of the Notes providing for an acceleration of maturity, the unpaid principal balance of the Notes is due and payable on July 31, 1999. Further, Section 2.2(b) of the Notes is deleted in its entirety and is of no further effect.

         4. Section 4.5 and the definition of "Projected Total Development Expenditures" are deleted in their entirety and are of no further effect.

         5. This Amendment is effective immediately upon its execution by Noteholders holding of record at least fifty-one (51%) percent of the principal amount of the Notes outstanding as of the date hereof and shall bind all Notes as set forth in Section 6.1 of the Notes, provided that the amendments set forth in paragraphs 2 and 3 will have effect only with respect to the Notes held of record by Noteholders who execute this Amendment.

         6. Other than as expressly set forth in this Amendment, the Notes remain unmodified and in full force and effect.

         7. This Amendment will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties.

         8. This Amendment and any agreement, document or instrument referred to herein integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all oral negotiations and prior writings in respect to the subject matter hereof unless such prior writings are referred to herein.

         9. This Amendment may be executed by the parties hereto in as many counterparts as may be deemed necessary or convenient, and each such counterpart, when so executed, will be deemed an original and all such counterparts will constitute but one and same agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed, the day and year first above written.

                                        PRIME HOSPITALITY CORP.

                                        By:
                                           --------------------------------

                          Page 1 of 9 Signature Pages
                                To the Amendment





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
                                        PRIME NOTE COLLECTIONS
                                        COMPANY, INC.


                                        By:
                                           --------------------------------

                                        FR DELAWARE, INC.


                                        By:
                                           --------------------------------


                                        BOST & CO.


                                        By:
                                           --------------------------------

                                        CENTRAL LEASING (U.S.A.) INC.


                                        By:
                                           --------------------------------


                                        -----------------------------------
                                        CHARLES PRINCIOTTO

                                        CITIBANK (PARIS)


                                        By:
                                           --------------------------------


                          Page 2 of 9 Signature Pages
                                To the Amendment





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
                                        DEN DANSKE BANK, AKTIESELSKAB


                                        By:
                                           --------------------------------

                                        DRAKE & COMPANY


                                        By:
                                           --------------------------------

                                        FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           --------------------------------

                                        GENERAL AMERICAN LIFE
                                        INSURANCE CO.


                                        By:
                                           --------------------------------



                                        -----------------------------------
                                        HERBERT KAY
                                        HOW & COMPANY


                                        By:
                                           --------------------------------



                                        -----------------------------------
                                        HOWARD E. MILLER



                          Page 3 of 9 Signature Pages
                                To the Amendment





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
                                        HSBC INVESTMENT BANKING
                                        LIMITED


                                        By:
                                           --------------------------------

                                        HYOGO INTERNATIONAL, LTD.



                                        By:
                                           --------------------------------

                                        IBJ LEASING (HONG KONG) LIMITED


                                        By:
                                           --------------------------------

                                        INCE & CO.


                                        By:
                                           --------------------------------

                                        INGALLS & SNYDER


                                        By:
                                           --------------------------------

                                        INTERNATIONALE NEDERLANDEN
                                        (U.S.) FINANCE CORP.


                                        By:
                                           --------------------------------

                                        JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE CO.


                                        By:
                                           --------------------------------


                          Page 4 of 9 Signature Pages
                                To the Amendment





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
                                        JOHN HANCOCK VARIABLE LIFE
                                        INSURANCE CO.


                                        By:
                                           --------------------------------

                                        KANE & CO.


                                        By:
                                           --------------------------------

                                        KAWASAKI ENTERPRISES INC.


                                        By:
                                           --------------------------------

                                        KLEINWORT BENSON LIMITED


                                        By:
                                           --------------------------------


                                        KOREA FIRST BANK, NEW YORK
                                        AGENCY


                                        By:
                                           --------------------------------

                                        KYODO LEASING (PANAMA), S.A.


                                        By:
                                           --------------------------------




                                        -----------------------------------
                                        MATTEO J. PRINCIOTTO


                          Page 5 of 9 Signature Pages
                                To the Amendment





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
                                        MELLON BANK, N.A.; as Trustee for
                                        NYNEX Master Pension Trust


                                        By:
                                           --------------------------------



                                        -----------------------------------
                                        MELVIN S. TAUB

                                        MEPC APACHE PROPERTIES, INC.


                                        By:
                                           --------------------------------

                                        MORGAN STANLEY & CO.


                                        By:
                                           --------------------------------



                                        -----------------------------------
                                        MURRAY LIPNER

                                        MUZINICH & CO.


                                        By:
                                           --------------------------------

                                        NAP & COMPANY


                                        By:
                                           --------------------------------


                          Page 6 of 9 Signature Pages
                                To the Amendment





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
                                        NORTHERN LIFE INSURANCE
                                        COMPANY


                                        By:
                                           --------------------------------

                                        NORTHERN TELECOM INTERNAT'L
                                        FINANCE B.V.


                                        By:
                                           --------------------------------

                                        NORTHWESTERN NATIONAL LIFE
                                        INSURANCE CO.


                                        By:
                                           --------------------------------

                                        NORWEST BANK MINNESOTA, NA as
                                        Servicer


                                        By:
                                           --------------------------------

                                        OPPENHEIMER & CO., INC.


                                        By:
                                           --------------------------------



                                        -----------------------------------
                                        PETER E. SIMON




                          Page 7 of 9 Signature Pages
                                To the Amendment





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                                        PITT & CO.


                                        By:
                                           --------------------------------



                                        -----------------------------------
                                        SAMUEL BRODIE

                                        SHEARSON LEHMAN BROTHERS



                                        By:
                                           --------------------------------

                                        STANDARD CHARTERED BANK


                                        By:
                                           --------------------------------

                                        STBL (PANAMA) S.A.


                                        By:
                                           --------------------------------



                          Page 8 of 9 Signature Pages
                                to the Amendment





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                                        TOKYO CITY FINANCE (ASIA) LTD.


                                        By:
                                           --------------------------------

                                        UNITED JERSEY BANK


                                        By:
                                           --------------------------------

                                        YTB LEASING (PANAMA) S.A.


                                        By:
                                           --------------------------------






                          Page 9 of 9 Signature Pages
                                To the Amendment





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